FORM 8-K


               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
                   the Securities Act of 1934





Date  of Report (Date of earliest event reported): September  16, 1999




                   LOGIC DEVICES INCORPORATED
     (Exact name of registrant as specified in its charter)


     California              0-17187               94-2893789
   (State or other       (Commission File        (IRS Employer
    jurisdiction             Number)          Identification No.)
  of incorporation)



                  1320 Orleans Avenue
                  Sunnyvale, California               94089
       (Address of principal executive offices)      (Zip Code)





Registrant's telephone number, including area code:  (408) 542-5400

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (a)     Financial Statements of Businesses Acquired

  None

  (b)  Pro Forma Financial Information

  None

  (c)  Exhibits

  None


Item 8.    Change in Fiscal Year

      On September 16, 1999, the Board of Directors of Logic Devices Incorporated (the "Company") adopted a change in the Company's fiscal year. Previously, the Company's fiscal year ran from October 1 through September 30. The Company's fiscal years will now be comprised of 52 weeks of seven days each beginning on Monday and ending on Sunday and its fiscal quarters will be comprised of exactly 13 weeks.

      As a result of this change, the Company's current fiscal year will end on October 3, 1999 rather than September 30, 1999. The additional three days will be included in the Company's fourth quarter for fiscal 1999 and reported in the Company's
Annual Report on Form 10-K. The Company will not file a transition report as a result of this change in fiscal year end.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LOGIC DEVICES INCORPORATED,
                                   a California corporation



Date:  September 28, 1999          By:  /s/ William J. Volz
                                            William J. Volz
                                            President and Chief
                                            Executive Officer


Date:  September 28, 1999          By:  /s/ Mary C. deRegt
                                            Mary C. deRegt
                                            Chief Financial Officer
                                            and Principal Financial
                                            and Accounting Officer